UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 27, 2003

(Date of earliest event reported)

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island 02903

(Address of principal executive offices, including zip code)

(401) 421-2800

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99 is Textron's press release dated March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By: s/Michael D. Cahn
Name: Michael D. Cahn
Title: Senior Associate General Counsel-Securities
and Assistant Secretary

Dated: March 28, 2003

INDEX TO EXHIBITS

Exhibit No.     Exhibit

99                  Press release dated March 27, 2003.